EX-99.906CERT


                                  CERTIFICATION

         Eugene Profit, President, and ____Eugene_Profit____, Chief Financial Officer of Lake Forest Funds (the "Registrant"), each certify to the best of his or her knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2004 (the "Form N-CSR") fully complies with the requirements of Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



President                                                Chief Financial Officer
Lake Forest Funds                                        Lake Forest Funds


/s/    Eugene Profit                               /s/  Eugene Profit
-----------------------------------------         ------------------------------
Eugene Profit

Date:    12/06/04                                 Date:  12/06/04
     ------------------------------------              -------------------------


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Lake Forest Funds and will be retained by Lake Forest Funds and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.